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AMERICAN WAGERING, INC. TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AMERICAN WAGERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 19, 2007

To the Stockholders of American Wagering, Inc.:

        You are cordially invited to attend the 2007 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	December 19, 2007 9:00 a.m., Pacific Time
WHERE:	675 Grier Drive, Las Vegas, Nevada 89119
ITEMS OF BUSINESS:	•	Elect five directors for terms expiring in 2008
	•	Ratify and approve amendments to our Directors Stock Option Plan
	•	Ratify previous stock options grants under our Directors Stock Option Plan
	•	Ratify the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ending January 31, 2008
	•	Consider any other matters that may properly come before the Annual Meeting
RECORD DATE:	November 9, 2007
VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

        On the following pages, we provide answers to frequently asked questions bout the Annual Meeting. A copy of the 2007 Annual Report on Form 10-KSB/A is enclosed.

By Order of the Board of Directors,

John Salerno
 Secretary
November 30, 2007

AMERICAN WAGERING, INC.
TABLE OF CONTENTS

AMERICAN WAGERING, INC.
675 Grier Drive
Las Vegas, Nevada 89119
(702) 735-0101

PROXY STATEMENT

        This proxy statement is being furnished to our stockholders beginning on or about November 30, 2007, in connection with the solicitation of proxies by the Board of Directors of American Wagering, Inc. (the Company or AWI), to be used at the Annual Meeting of Stockholders (the Annual Meeting) on December 19, 2007, at 675 Grier Drive, Las Vegas, Nevada 89119, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

  The election of five nominees to serve on our Board of Directors for terms expiring in 2008.

  The ratification and approval of amendments to our Directors Stock Option Plan.

  The ratification of previous stock option grants under our Directors Stock Option Plan.

  The ratification of the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ending January 31, 2008.

  Any other matters that may properly come before the Board of Directors.

What are the board's voting recommendations?

  Our Board of Directors recommends a vote FOR each of the five director nominees.

  Our Board of Directors recommends a vote FOR the ratification and approval of amendments to our Directors Stock Option Plan.

  Our Board of Directors recommends a vote FOR the ratification of previous stock option grants under our Directors Stock Option Plan.

  Our Board of Directors recommends a vote FOR the ratification of the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm for the fiscal year ending January 31, 2008.

What is the vote required for each proposal?

  Once a quorum has been established, the following votes are required for approval of the respective matters:

  Directors are elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting. This means that the five individuals receiving the largest number of votes will be elected as directors.

  The proposals to ratify and approve amendments to our Directors Stock Option Plan, and to ratify previous stock option grants thereunder, will be approved by the stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

  The proposal to ratify the appointment of Piercy Bowler Taylor & Kern as our independent registered public accounting firm will be approved by the stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Who can vote?

  Common stockholders of record as of the close of business on the record date are entitled to vote. The record date for the Annual Meeting is November 9, 2007. Each outstanding share of our common stock is entitled to one vote upon the proposals presented.

How do I vote?

  If you are the record holder of your shares, there are two ways to vote:

  •
  by completing and mailing the enclosed proxy card; or

  •
  by written ballot at the Annual Meeting.

  If your shares are held by your broker as your nominee (that is, in street name), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of The Nasdaq Stock Market, Inc. (NASDAQ) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as "broker non-votes." Each of the proposals discussed in this proxy statement are considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker.

What does it mean if I get more than one proxy?

  It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are voted.

What constitutes a quorum?

  As of the record date, November 9, 2007, there were 8,379,879 shares of our common stock outstanding. In order to conduct the Annual Meeting, a majority of the voting power of the outstanding shares entitled to vote must be represented in person or by proxy. This is known as a "quorum." Abstentions and shares which are the subject of broker non-votes will count toward establishing a quorum.

Can I change my vote?

  If you are the record holder of your shares, you can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

  •
  returning a later-dated proxy card; or

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  attending the meeting and voting your shares in person; or

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  notifying our Secretary by written revocation letter.

  Our Secretary is John Salerno. Any revocation should be filed with him at our corporate headquarters at 675 Grier Drive, Las Vegas, Nevada 89119.

  If your shares are held in street name and you previously instructed your broker, bank or nominee on how to vote your shares, you will need to contact your broker, bank or nominee in order to change your vote.

  Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you directed. If no direction is given, the proxies will be voted as our Board of Directors recommends.

Who conducts the proxy solicitation?

  Our Board of Directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

Who will count the votes?

  Our Board of Directors will appoint one or more employees to serve as an Inspector of Election(s) to tabulate the voted proxies.

PROPOSAL 1—ELECTION OF DIRECTORS

        The current term of office of all of our directors expires at the 2007 Annual Meeting. Our Board of Directors has proposed the election of each nominee for a one-year term expiring at the 2008 Annual Meeting and until their respective successors have been duly elected and qualified. Directors will be elected by a plurality of the votes cast by the shares entitled to vote, as long as a quorum is present. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

        The nominees have consented to being nominated and to serve if elected. In the event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our Board of Directors.

Nominees for Election of Directors

        Victor J. Salerno, 63, has been a director and our President and Chief Executive Officer since the Company's inception in August 1995. Mr. Salerno has been the President, Chief Executive Officer and a Director of Leroy's since September 1979. He has also served as an Executive Vice President and Director of Autotote CBS Corporation, a company that designs and installs computer systems for the sports betting business, from April 1989 until March 1, 1996.

        Robert R. Barengo, 66, has been a director of the Company since July 2005 and previously served on our Board of Directors from 1992 to 2000. Mr. Barengo has owned and operated his own law practice for over 30 years during which he has handled, among other matters, general business, municipal finance, bonding, investment banking, government and administration law, and gaming law. Mr. Barengo has extensive elected office and legislative experience as a Nevada Assemblyman (1972-1982) where he served on various committees including Interim Finance, Ways and Means, Commerce and Judiciary; Chairman of the Judiciary Committee (1972-1979); Speaker Pro Tempore (1978-1981); Chairman of the Legislative Commission (1981-1983); Speaker of the Assembly (1981-1983); and Judge Pro-Tem for the City of Sparks Municipal Court and the City of Reno Municipal Court (1976-1995). Mr. Barengo also served on the Board of Directors for Riviera Holdings Corporation, a publicly reporting company from 1992 to April 2005 and also served as that company's Director of Government and Public Affairs from January 2001 to April 2005.

        Bruce Dewing, 58, has been a director of the Company since July 2003 and President of AWI Gaming, Inc., our wholly-owned subsidiary, since July 2005. Mr. Dewing has over thirty years of progressive experience in hotel/casino senior level management positions. Mr. Dewing was formerly the President of the Holder Hospitality Group, Inc. where he oversaw the daily operations of five casinos, an AM radio station, a statewide (Nevada) slot route, several event companies and over 1,500 executives and employees. Mr. Dewing is a founding member of the Air Service Task Force for Washoe County, Nevada Airport Authority, a member of the Advisory Board to Washoe Airport Authority, a board member of the Reno Air Race Association and a board member of the Nevada Hotel and Lodging Association.

        W. Larry Swecker, 63, has been a director of the Company since April 2000. Mr. Swecker, a Certified Public Accountant, has been President of Swecker & Company, Ltd., Certified Public Accountants, since January 1979. From 1975 to 1979, he was a partner in the firm of Keltner Milam & Company, Certified Public Accountants. Mr. Swecker was employed as a revenue agent with the Internal Revenue Service from 1972 to 1975. He has a Bachelor of Science in Business Administration from the University of Nevada Reno.

        Judith Zimbelmann, 56, has been a director of the Company since January 2001. Ms. Zimbelmann is a major shareholder of the company and is the daughter of Leroy Merillat, the founder of Leroy's

Horse & Sports Place. Ms. Zimbelmann is a private investor with numerous holdings, including UV Doctor, Inc.

Board of Directors and Committees of the Board

        Our business affairs are conducted under the direction of our Board of Directors. The role of our Board of Directors is to effectively govern our affairs for the benefit of our stockholders and, to the extent appropriate under governing law, of other constituencies, which include our employees, customers, suppliers and creditors. Our Board of Directors strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible and ethical manner.

        The Board of Directors has determined that the following directors meet the standards of independence under the applicable NASDAQ listing standards: Robert Barengo and W. Larry Swecker. None of the other directors meet the independence standards.

        During our fiscal year ended January 31, 2007, our Board of Directors held one regular meeting and four special meetings. Each director attended at least 75% of the board meetings and committee meetings during the period he or she served as a member, other than Timothy J. Lockinger who resigned as a director on February 9, 2007. We did not have an annual meeting of stockholders during the 2007 fiscal year.

        Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Compliance Committee. The charter for our Audit Committee, as well as our Code of Business Conduct and Ethics, are available on our website at www.americanwagering.com. These documents are also available in print to any stockholder upon request. We may revise these policies from time to time and will promptly post revisions on our website. No charter has been adopted for our Compensation Committee or Compliance Committee.

Audit Committee

        The Audit Committee assists our Board of Directors in overseeing the accounting and financial reporting processes of the Company and audits of our financial statements, including the quality and integrity of our financial statements, compliance with legal and regulatory requirements, our independent public accountant's qualifications and independence, the performance of our internal audit function and independent accountants, and such other duties as may be directed by our Board of Directors.

        The Audit Committee charter requires that the Audit Committee consist of three or more members of our Board of Directors. The current members of the Audit Committee are Mr. Barengo, who is the chair, Mr. Swecker and Ms. Zimbelmann. The Audit Committee held two meetings during fiscal 2007. Our Board of Directors has determined that, other than Ms. Zimbelmann, each of the current members of the Audit Committee satisfy the independence requirements of the SEC and NASDAQ for audit committee members. In November 2007, the Audit Committee charter was amended to provide that at least a majority of the members of the Audit Committee satisfy the independence requirements of the applicable NASDAQ rules instead of all of the members. Our Board of Directors believes that each member of the Audit Committee is able to read and understand financial statements, and that one of the members has past employment experience or background which results in his financial sophistication. Our Board of Directors believes that Mr. Swecker qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of SEC Regulation S-B.

Compensation Committee

        The Compensation Committee discharges the responsibilities of our Board of Directors relating to compensation of the Company's executives and directors. The Board has delegated the Compensation Committee authority and responsibility to:

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  Review and approve the Company's compensation strategy to ensure consistency with its mission and values and applicable legal and regulatory requirements.

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  Approve the President and CFO's compensation levels. The Compensation Committee will consider, as it deems appropriate, performance and personnel evaluations, past compensation, comparable compensation at peer and other relevant institutions, general market conditions and legal requirements.

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  Review any important and/or unusual employment/severance agreement provisions or other contractual arrangements, for other senior management to ensure such programs support the established compensation strategy.

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  Review benchmark information provided by outside consultants, if retained, to ensure that compensation is reasonable and appropriate. The Compensation Committee shall have sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the President and CFO or other senior executive of the Company.

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  Administer the Directors Plan in accordance with the terms thereof.

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  Conduct an annual performance self-assessment review and recommend any changes to the Board.

The Compensation Committee currently consists of W. Larry Swecker, Bruce Dewing and Judith Zimbelmann. The Compensation Committee held one meeting during fiscal 2007.

Compliance Committee

        The Compliance Committee is responsible for identifying and evaluating any situations involving us or our affiliates, which may have a negative effect upon the objectives of gaming control. The Compliance Committee currently consists of Mr. Swecker and non-directors, S. Barton Jacka and Raymond O. Kegler. The Compliance Committee held four meetings during fiscal 2007. The Compliance Committee reports to our Board of Directors and advises our Board of Directors, after investigation, of activities that might be inappropriate. Among other things, the Compliance Committee determines that all transactions involving gaming supplies and gaming equipment are with appropriately licensed casinos, distributors and vendors and reports to the committee regarding matters which may include, but are not limited to material litigation, material loans or extensions of credit, transactions meeting certain thresholds, and material loans made by us or our affiliates other than for our or the affiliate's benefits. Additionally, the committee requires that appropriate background checks be conducted on several categories of persons, including, but not limited to, stockholders holding a 5% or more beneficial ownership interest, officers, directors, lenders, vendors, customers, partners, joint ventures and lobbyists. The committee reviews political contributions as to compliance with law, annually reviews the list of our stockholders, and may require review of foreign entities with which we do business.

Director Nominations

        Our Board of Directors makes decisions concerning our director nominations. Nominees for our Board of Directors must have a strong business background and display a sense of leadership. We believe that each board member should possess certain skills that complement the skills of our other board members, so as to achieve our overall goal of having a well-rounded board. Qualities and skills necessary for consideration are a financial, legal or business background or demonstrated leadership abilities.

        Our Board of Directors will consider nominees for our Board of Directors recommended by stockholders. Nomination of any person for election as a director by stockholders shall be considered only if advance notice has been timely given by the stockholder as provided in our bylaws and such nomination is otherwise proper for consideration under applicable law, our Articles of Incorporation and Bylaws. To be timely, notice of the name of any person to be nominated by any stockholder for election as a director shall be delivered personally to, or mailed to, and received at the principal office of the Company, addressed to the attention of the secretary not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the prior year's annual meeting of stockholders; provided, however, that in the event that either (A) the annual meeting of stockholders is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the first anniversary of the prior year's annual meeting of stockholders, or (B) no annual meeting was held during the prior year, notice by the stockholder to be timely must be received (x) not earlier than the close of business on the 120th day prior to such annual meeting and (y) not later than the close of business on the latter of 90th day prior to such annual meeting or the close of business on the 10th day following the day the notice of such annual meeting was made by mail or the first public announcement or disclosure, regardless of any postponement, deferral or adjournment of the meeting to a later date.

        The notice required above shall be delivered along with a written statement setting forth (A) the name, business address and residence address of the person to be nominated; (B) a brief description of the proposed nominee's business experience for the previous five years, all other information regarding such proposed nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Exchange Act, and all other information that would be required to be filed with the SEC if the person proposing such nomination were a participant in a solicitation subject to Section 14 of the Exchange Act; (C) such person's signed consent to serve as a director of the Company if elected; (D) the number of shares of stock held of record and beneficially by such stockholder (E) a representation that such stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; and (F) a description of all arrangements or understandings between the stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the stockholder. The Company may require any stockholder desiring to nominate any person for election as a director to furnish such other information as it may reasonably require to determine the eligibility of such nominee to serve as a director of the Company.

        Nominations should be delivered to the Board of Directors at the following address:

American Wagering, Inc.
c/o Corporate Secretary
675 Grier Drive
Las Vegas, Nevada 89119

Security Holder Communications with the Board of Directors

        Our security holders may send communications to members of our Board by directing such communications to our Chief Financial Officer, Melody Sullivan. Communications may be sent to Ms. Sullivan via mail at our corporate office at the address listed above; via fax at (702) 735-0142; or via e-mail at sullivanm@americanwagering.com. Ms. Sullivan will direct all relevant communications to the appropriate Board member(s). All communications are confidential.

Recommendation of Our Board of Directors

        Our Board of Directors recommends that you vote "FOR" all the director nominees.

PROPOSALS 2 AND 3—PROPOSAL TO RATIFY AND AMEND THE DIRECTORS STOCK OPTION PLAN AND PROPOSAL TO RATIFY CERTAIN PREVIOUS GRANTS

        In Proposal 2, stockholders are being asked to ratify and approve the following amendments to the Directors Stock Option Plan (Directors Plan), which were adopted, subject to stockholder approval, by the Board of Directors on November 16, 2007:

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  Change the number of shares covered by options granted annually to 400 shares from 100 shares per committee on which the non-employee director serves.

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  Extend the term of the Directors Plan from April 30, 2006 to April 30, 2011.

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  Increase the aggregate number of shares under the Directors Plan to 40,000 from 20,000.

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  Amend the Directors Plan to provide for the following previously granted options (the "One Time Grants"):

Date	Granted to	Number of Shares	Terms
08/31/2005	Robert R. Barengo	3,800	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule(50% per year commencing August 31, 2006); expires on August 31, 2015
08/31/2005	W. Larry Swecker	3,800	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule(50% per year commencing August 31, 2006); expires on August 31, 2015
08/07/2006	Robert R. Barengo	5,000	$1.50 exercise price per share; fully exercisable over a 2-year vesting schedule(50% per year commencing August 7, 2007); expires on August 7, 2011
08/07/2006	W. Larry Swecker	5,000	$1.50 exercise price per share; fully exercisable over a 2-year vesting schedule(50% per year commencing August 7, 2007); expires on August 7, 2011

        In Proposal 3, Stockholders are being asked to ratify the grant of the following options which were made prior to stockholder approval of the foregoing amendments.

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  Options granted to non-employee directors from 2002 through 2005 which were granted at the rate of 400 shares annually. The number of shares and terms relating to the options that each non-employee director would have been entitled under the Directors Plan from 2002 through 2007 at the rate of 100 shares per committee on which he served are set forth below:

Date	Granted to	Number of Shares	Terms
01/31/2002	W. Larry Swecker	300	$0.35 exercise price per share; fully exercisable on January 31, 2003; expires on January 31, 2012
01/31/2003	W. Larry Swecker	300	$0.12 exercise price per share; fully exercisable on January 31, 2004; expires on January 31, 2013
01/31/2004	W. Larry Swecker	300	$0.15 exercise price per share; fully exercisable January 31, 2005; expires on January 31, 2014
01/31/2004	Bruce Dewing	200	$0.15 exercise price per share; fully exercisable on January 31, 2005; expires on January 31, 2014
01/31/2005	W. Larry Swecker	300	$0.55 exercise price per share; fully exercisable on January 31, 2006; expires on January 31, 2015
01/31/2005	Bruce Dewing	200	$0.55 exercise price per share; fully exercisable on January 31, 2006; expires on January 31, 2015
01/31/2006	W. Larry Swecker	300	$1.75 exercise price per share; fully exercisable on January 31, 2007; expires on January 31, 2016
01/31/2006	Bruce Dewing	100	$1.75 exercise price per share; fully exercisable on January 31, 2007; expires on January 31, 2016
01/31/2007	W. Larry Swecker	300	$1.10 exercise price per share; fully exercisable on January 31, 2008; expires on January 31, 2017
01/31/2007	Bruce Dewing	100	$1.10 exercise price per share; fully exercisable on January 31, 2008; expires on January 31, 2017
  •
  The One Time Grants.

        Beginning in fiscal year 2002, each non-employee director has been awarded options to purchase a fixed number of shares which was determined to be 400 annually in lieu of the 100 shares per committee on which the non-employee director serves. In October 2007, the Board ratified this practice as an amendment to the Directors Plan. By approving Proposal 3, the stockholders approve and ratify all grants and actions taken by the Board of Directors relating to these prior issuances of options under the Directors Plan as well as the One Time Grants which are discussed below.

Purpose of the Directors Plan

        The purpose of the Directors Plan is to secure for the Company and its shareholders the benefits arising from share ownership by directors and to enable the Company to obtain and retain the services of directors by providing them the opportunity to acquire shares in the Company. The Directors Plan is intended to provide an incentive to directors by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing the director's personal stake in the Company's continued success and progress.

        The principal terms of the Directors Plan including the proposed amendments are summarized below. The following summary is qualified in its entirety by the full text of the Directors Plan, as amended, which is attached as Appendix A to this proxy statement.

Description of Amendments

        The proposed amendments would fix the number of options that each non-employee director is awarded at 400 annually. Prior to the proposed amendments, the Directors Plan provided that each non-employee director would be awarded options for 100 shares on the last day of each fiscal year for each committee on which such director was then serving. The Board began the practice in fiscal 2002 and formally adopted it as an amendment to the Directors Plan in October 2007 subject to stockholder approval. Beginning in fiscal year 2002, each non-employee director has been awarded options to purchase 400 shares.

        The proposed amendments would also increase the aggregate number of shares under the Directors Plan to 40,000 from 20,000. As of the date of this proxy statement and including the options proposed for stockholder ratification under Proposal 3, no shares remain available under the Directors Plan.

        The proposed amendments would also extend the term of the Directors Plan to April 30, 2011 from April 30, 2006.

        Finally, the proposed amendments would provide for the previous One Time Grants.

Administration

        The Directors Plan is administered by the Compensation Committee. Except as otherwise expressly provided in the Directors Plan, the Compensation Committee has authority to interpret the provisions of the Directors Plan, to construe the terms of any options granted pursuant to the Directors Plan, to prescribe, amend and rescind rules and regulations relating to the Directors Plan, to determine the terms and provisions of options granted pursuant to the Directors Plan, and to make all other determinations in its judgment which are necessary or desirable for the administration of the Directors Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Directors Plan or in any options granted pursuant to the Directors Plan in the manner and to the extent it shall deem expedient to carry the Directors Plan into effect and is the sole and final judge of such expediency.

Terms of the Grants Under the Directors Plan

        Prior to the proposed amendments, on the last business day of each fiscal year of the Company, eligible non-employee directors receive options to purchase 100 shares of the Company's common stock for each committee on which such director is then serving. If the proposed amendments are approved, on the last business day of each fiscal year of the Company, eligible non-employee directors then serving on the Board of Directors will be granted a total of 400 shares of the Company's common stock.

        Options are exercisable beginning on the first anniversary of the date of the grant of such option. Options are transferable by the option holder only by will or by the laws of descent and distribution, and options shall be exercisable during the lifetime of the option holder only by the option holder or by his or her guardian or legal representative. The option exercise price is 100% of the fair market value of the Company's common stock on the date the option is granted. Each option expires on the tenth anniversary of the date of its grant, unless terminated earlier pursuant to the terms of the Directors Plan.

Number of Shares Subject to the Directors Plan

        The Directors Plan provided for the issuance of options covering a total of 20,000 shares of common stock, none of which have been exercised. As of November 26, 2007, options for a total of 20,000 shares of common stock were issued and outstanding under the Directors Plan, and options for a total of 20,000 shares are available for future grants under the Directors Plan, subject to stockholder ratification and approval of the proposed amendments.

Federal Income Tax Consequences

        The federal income tax consequences of the Directors Plan under current federal law, which is subject to change, are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences or tax consequences for non-U.S. persons.

        The options granted under the Directors Plan are "non-qualified stock options" and do not qualify as incentive stock options for U.S. federal income tax purposes. In general, non-employee directors will not realize taxable income upon the grant of a non-qualified stock option, and the Company will generally not be entitled to a deduction. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the non-employee director as ordinary income. The amount included in the gross income of the non-employee director will also be deductible by the Company. The tax basis of shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income.

New Plan Benefits

        Only non-employee directors are eligible to receive option grants under the Directors Plan. There are currently two non-employee directors, Robert Barengo and W. Larry Swecker, who participate in the Directors Plan. The closing price of the Company's common stock on November 12, 2007 was $1.00 per share. It is not possible to estimate the annual benefit that the Company would expect to allocate to non-employee directors under the Directors Plan because the dollar value will be based on the fair market value of the Company's common stock at the time of each grant. No employees of the Company are eligible to participate in the Directors Plan; therefore, no benefit will accrue to such persons.

Ratification of Certain Stock Options

        As discussed above, the Board began the practice of granting options for the flat amount of 400 shares annually in 2002 in lieu of an annual grant of 100 shares per committee on which a non-employee director is serving. The Board formally adopted this practice as an amendment to the Directors Plan subject to stockholder approval. Because shares were issued at the rate of 400 shares annually from 2002 through 2005, stockholders are being asked to approve the ratification of such stock options in Proposal 3 together with the One-Time Grants discussed below.

        The One-Time Grants.    In August 2005 and August 2006, the Company's outside directors were each granted additional stock options for 3,800 and 5,000 shares. The outside directors, Robert R. Barengo and W. Larry Swecker, were given these One-Time Grants due to their services during the prior bankruptcy period, which ended in March 2005. Stockholders are being asked to also approve the ratification of the One-Time Grants in Proposal 3 together with the options discussed above.

Recommendation of Our Board of Directors

        Our Board of Directors recommends that you vote "FOR" the ratification and approval of amendments to the Directors Plan in Proposal 2 and the ratification of previous stock option grants in Proposal 3.

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED AUDITOR

        Piercy Bowler Taylor & Kern (PBTK) was our independent registered public accounting firm for the year ended January 31, 2007, and has reported on our consolidated financial statements in the annual report that accompanies this proxy statement. Our independent registered public accounting firm is appointed by our Audit Committee. The Audit Committee has reappointed PBTK as our independent registered public accounting firm for the year ending January 31, 2008. A representative of PBTK will not be present at the Annual Meeting. In the event that the stockholders do not approve PBTK as our independent registered public accounting firm, the selection of a different independent registered public accounting firm will be reconsidered by the Audit Committee.

Recommendation of Our Board of Directors

        Our Board of Directors recommends that you vote "FOR" the ratification of PBTK as our independent registered public accounting firm for the fiscal year ending January 31, 2008.

EXECUTIVE COMPENSATION

        The following table summarizes the compensation of our executive officers, including one who left employment, and remuneration paid or accrued by the Company for the last two fiscal years to our named executive officers.

Summary Compensation Table

Name and Principal Position	Year Ended 01/31	Salary			Bonus	Stock Awards	Option Awards(5)		Non-Equity Incentive Plan Compensation(7)		Nonqualified Deferred Compensation Earnings	All Other Compensation(3)			Total
Victor J. Salerno, CEO, COO, President, and former Interim Principal Financial Officer	2007 2006	$ $	240,000 240,000		— —	— —	$30,104 —		$ $	21,791 21,791	— —	$ $	18,780 8,424		$ $	310,675 270,215
Timothy F. Lockinger, Former CFO, Secretary, Treasurer and Director	2007 2006	$ $	144,231 150,000	(2)	— —	— —	$30,104 —	(6)	$ $	8,717 8,717	— —	$ $	278,557 5,270	(4)	$ $	461,609 163,987
Bruce Dewing, Director of AWI and President of AWIG	2007 2006	$ $	180,000 89,077	(1) (1)	— —	— —	$109,139 —		$ $	8,717 8,717	— —		$10,890 —		$ $	308,746 97,794

(1)
Mr. Dewing's annual salary as President of AWIG is $180,000; since being employed by AWIG in July, 2005, Mr. Dewing no longer receives compensation as a non-employee Director of AWI. The amounts reported for the fiscal year ending January 31, 2006 reflect our payments to Mr. Dewing as a non-employee Director for the period February 1, 2005 through June 30, 2005 and as President of AWIG for the period July 1, 2005 through January 31, 2006. Prior to fiscal year ending January 31, 2006, Mr. Dewing was not an executive officer.

(2)
Mr. Lockinger resigned his positions as CFO, Secretary, and Treasurer effective December 14, 2006 and resigned his position as Director on February 9, 2007. (See footnotes 4 and 6 in this section below.)

(3)
These amounts include the Company's matching contributions under our 401(k) plan. Mr. Dewing was not eligible for our 401(k) plan until he completed one year of service (on June 30, 2006). Vehicle expenses are also included in these amounts.

(4)
The Company accrued $270,000 for severance pursuant to Mr. Lockinger's severance agreement; which was paid to him in February 2007.

(5)
The dollar amounts in column (f) are the same amounts recognized in our consolidated financial statements for stock-based compensation expense in accordance with FAS 123(R) for these executive officers for fiscal 2007. We included those amounts in the "Selling General and Administrative Expenses" line item in our Consolidated Statements of Operations for the year ended January 31, 2007, which appear in our financial statements in this Form 10-KSB. Please refer also to notes 1 and 5 to those financial statements for further information about our calculation of those amounts, which we based on the reported market price of our common stock on the OTCBB on the date we granted the options.

(6)
Options for 25,000 shares that we previously granted to Mr. Lockinger were terminated on December 14, 2006 in connection with the termination of his employment. The amount reported in the table does not reflect the termination of these options.

(7)
These amounts are the annual performance bonuses that the executives earned under their respective employment agreements, which are based on a pre-established percentage of our pre-tax earnings (as defined in their agreements) for the reported fiscal year (5% for Mr. Salerno; 4% for Mr. Dewing and Mr. Lockinger).

        Employment agreements.    We have the following employment agreements with the following executive officers:

        Victor J. Salerno:    Mr. Salerno's employment agreement became effective on July 1, 2002 and the initial term expires on January 31, 2008. The employment agreement will automatically renew for successive five-year terms unless either party gives the other party 180-days written notice to terminate. During the initial term, Mr. Salerno can resign without cause upon 30 days' written notice to us. Mr. Salerno's current annual base salary is $240,000, which is subject to annual review. In addition, Mr. Salerno is entitled to an annual performance bonus equal to 5% of our pre-tax earnings (as defined in his agreement) for the prior fiscal year, employer contributions to a profit-sharing or retirement plan of not less than 4% of his base salary, health and life insurance coverage, and use of an automobile that we provide for him. Mr. Salerno is also entitled to participate in our benefit plans available to our officers and employees generally. Mr. Salerno's agreement also entitles him to certain benefits if his employment terminates within 24 months after a change in control of AWI, as described below under "Payments in the Event of a Change in Control."

        Bruce Dewing:    Mr. Dewing's employment agreement became effective on July 1, 2005 and the initial term expires on January 31, 2008. The employment agreement will automatically renew for successive three-year terms unless either party gives the other party 180-days written notice to terminate. During the initial term, Mr. Dewing can resign without cause upon 30 days' written notice to us. Mr. Dewing's current annual base salary is $180,000, which is subject to annual review. In addition, Mr. Dewing is entitled to a performance bonus each year equal to 2% of our pre-tax earnings (as defined in his agreement) for the prior fiscal year, employer contributions to a profit-sharing or retirement plan of not less than 4% of his base salary, health insurance coverage for him and his wife, use of an automobile that we provide for him, and options to purchase 250,000 shares of our common stock under a five-year vesting schedule. Mr. Dewing is also entitled to participate in our benefit plans available to our officers and employees generally. Mr. Dewing's agreement also entitles him to certain benefits if his employment terminates within 24 months after a change in control of AWI, as described below under "Payments in the Event of a Change in Control."

        For two years following the termination of Mr. Salerno's or Mr. Dewing's employment with us, he is restricted from (1) contacting, soliciting or accepting business from any of our customers with whom he had business contact on our behalf or (2) soliciting our employees or prospective employees to leave their employment with us.

        Melody Sullivan:    Ms. Sullivan's employment agreement became effective on August 6, 2007 and the initial term expires on August 6, 2009. Ms. Sullivan's current base salary is $180,000 per year with an annual performance bonus of 1% of Consolidated Income Before Income Taxes. Ms. Sullivan also received non-qualified stock options of 30,000 shares upon hire with one-third vesting on each anniversary of her hiring date, at an exercise price equal to the closing market price of the Company's stock on her hire date. Along with other standard employee benefits, the Company will pay one-time only, the employer paid matching amount of 4% for her 401(k) contributions for the first year, since she is not otherwise eligible to participate for one year. If the Company terminates Ms. Sullivan's employment without cause during the term of the employment agreement and she provides the Company with a separation agreement and release, she will receive the payout of her base salary through the term of the employment agreement, six months' severance pay, continuation of Company-provided health insurance for six months, any bonuses awarded but not previously paid and immediate vesting and exercisability of stock options, in addition to compensation earned through the date of termination.

        The following table provides information concerning executive officers' unexercised stock options as of January 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option awards
Name (a)	Number of securities underlying unexercised options # exercisable (1) (b)	Number of securities underlying unexercised options # unexercisable (1) (c)	Equity incentive plan awards: Number of securities underlying unearned options # (d)	Option exercise price $ (e)	Option expiration date (f)
Victor J. Salerno	25,000	25,000	—	$2.00	08/31/2012
Timothy Lockinger	—	25,000	—	$2.00	05/06/2007
Bruce Dewing	50,000	200,000	—	$1.80	06/10/2015
Bruce Dewing	400	—	—	$0.15	01/31/2014
Bruce Dewing	400	—	—	$0.55	01/31/2015

(1)
For information on vesting dates, see the schedule of stock option grants following the Director Compensation table below.

Payments in the Event of a Change in Control

        Our employment agreements with Mr. Salerno and Mr. Dewing, which are described above following the Summary Compensation Table, provide for certain payments to each of them in connection with a termination of their employment within 24 months after a change in control of AWI.

        Mr. Salerno's agreement provides that if his employment terminates for any reason (other than death, disability or his resignation without cause during the initial term of his agreement, which ends on January 31, 2008) within 24 months after a change in control of AWI, then we will pay, as termination benefits to Mr. Salerno, an amount equal to five times his base salary then in effect and we will continue his coverage under our health and welfare benefit plans for five years. Also in the event of a change in control of AWI, all of his stock options and any other stock-based awards will become exercisable or non-forfeitable.

        Mr. Dewing's agreement provides that if his employment terminates for any reason (other than death, disability or his resignation without cause during the initial term of his agreement, which ends on January 31, 2008) within 24 months after a change in control of AWI, then we will pay, as termination benefits to Mr. Dewing, an amount equal to three times his base salary then in effect and we will continue his coverage under our health and welfare benefit plans for 30 months. Also in the event of a change in control of AWI, all of his stock options and any other stock-based awards will become exercisable or non-forfeitable.

        In addition, Ms. Sullivan's employment agreement provides that if she resigns for Good Reason other than due to a Change of Control (as those terms are defined in her employment agreement), she will receive the payout of her basic salary through the term of the employment agreement, 12 months' severance pay, continuation of Company-provided health insurance for 12 months, any bonuses awarded but not previously paid and immediate vesting and exercisability of stock options, in addition to compensation earned through the date of resignation. If Ms. Sullivan resigns for Good Reason due to a Change of Control, she will receive the greater of (i) her compensation for the remainder of the employment agreement term or (ii) 12 months' severance pay, along with a pro rata share of bonus and vested and unvested stock options.

        Compensation of Directors.    Directors who are not our employees or consultants receive a fee of $1,000 per month plus travel expenses. In addition, each Committee Chairman (audit committee, compensation committee, etc.) receives an additional $1,000 per month for each committee chaired. The following table summarizes compensation of directors for the fiscal year ended January 31, 2007.

Director Compensation

Name (a)	Fees Earned or Paid in Cash $ (b)	Stock Awards $ (c)	Option Awards $ (d)	Non-Equity Incentive Plan Compensation $ (e)	Nonqualified Deferred Compensation Earnings $ (f)	All Other Compensation $ (g)	Total $ Sum (b-g)
W. Larry Swecker	$24,000	—	$4,108	—	—	—	$28,108
Robert R. Barengo	$18,000	—	$4,108	—	—	—	$22,108

(a)
This table includes only non-employee directors whose compensation is not reported in the Summary Compensation Table.

(b)
W. Larry Swecker is chairman of the Compensation Committee for fiscal 2007. Robert R. Barengo became chairman of the Audit Committee in August 2006.

(c)
No stock awards were given to any non-employee Directors or consultant. The dollar amounts in column (d) are the same amount recognized in our consolidated financial statements for stock-based compensation expense in accordance with FAS 123R for these Directors. Mr. Swecker and Mr. Barengo were issued 5,000 each in stock option awards in fiscal 2007. We included those amounts in the "Selling General and Administrative" line item in our Consolidated Statement of Operations for the year ended January 31, 2007, which appears in our financial statements in our Form 10-KSB for the year ended January 31, 2007, filed May 31, 2007. Please refer also to notes 1 and 5 to those financial statements for further information about our calculation of those amounts, which we based on the reported market price of our common stock on the OTCBB on the date we granted the options.

(d)
Mr. Swecker had 10,400 in stock option awards outstanding at January 31, 2007. Mr. Barengo had 8,800 in stock option awards outstanding at January 31, 2007.

        We have granted the following stock options to our Directors (excluding terminated options):

DATE	GRANTED TO	NUMBER OF SHARES		TERMS
08/09/2001	Victor J. Salerno	30,000	(1)	$0.70 exercise price per share; became fully exercisable on August 9, 2001; exercised on August 8, 2006
08/09/2001	Judith L. Zimbelmann	1,200	(1)	$0.60 exercise price per share; became fully exercisable on August 9, 2001; exercised on August 3, 2006
01/31/2002	W. Larry Swecker	400	(2)	$0.35 exercise price per share; became fully exercisable on January 31, 2003; expires on January 31, 2012
01/31/2003	W. Larry Swecker	400	(2)	$0.12 exercise price per share; became fully exercisable on January 31, 2004; expires on January 31, 2013

01/31/2004	W. Larry Swecker	400	(2)	$0.15 exercise price per share; became fully exercisable January 31, 2005; expires on January 31, 2014
01/31/2004	Bruce Dewing	400	(2)	$0.15 exercise price per share; became fully exercisable on January 31, 2005; expires on January 31, 2014
01/31/2005	W. Larry Swecker	400	(2)	$0.55 exercise price per share; became fully exercisable on January 31, 2006; expires on January 31, 2015
01/31/2005	Bruce Dewing	400	(2)	$0.55 exercise price per share; became fully exercisable on January 31, 2006; expires on January 31, 2015
07/11/2005	Bruce Dewing	250,000	(1)	$1.80 exercise price per share; fully exercisable over a 5-year vesting schedule (20% per year commencing June 10, 2006); expires on June 10, 2015
08/31/2005	Robert R. Barengo	3,800	(2)	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 31, 2006); expires on August 31, 2015
08/31/2005	Victor J. Salerno	50,000	(1)	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 31, 2006); expires on August 31, 2012
08/31/2005	W. Larry Swecker	3,800	(2)	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 31, 2006); expires on August 31, 2015
08/31/2005	Judith Zimbelmann	3,000	(1)	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 31, 2006); expires on August 31, 2012

08/07/2006	Robert R. Barengo	5,000	(2)	$1.50 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 7, 2007); expires on August 7, 2011
08/07/2006	W. Larry Swecker	5,000	(2)	$1.50 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 7, 2007); expires on August 7, 2011

(1)
Stock options were issued pursuant to our 2001 Stock Option Plan.

(2)
Stock options were issued pursuant to our Directors Stock Option Plan, subject in part to stockholder ratification. See Proposal 3 above.

OTHER INFORMATION

Executive Officers

        The following table sets forth the name, age and current office of our executive officer who does not serve on our Board of Directors. Following the table are descriptions of all positions held by such individual and her business experience for at least the past five years.

Name	Age	Title
Melody Sulllivan	51	Chief Financial Officer and Treasurer

        Melody Sullivan, a Certified Management Accountant, has been our Chief Financial Officer since August 2007. Prior to joining the Company, Ms. Sullivan worked for a year as an independent consultant specializing in SEC reporting, accounting, finance and Sarbanes-Oxley compliance requirements for the Company and another publicly-traded gaming company in Las Vegas, NV. Prior to her consulting work, Ms. Sullivan served in several senior financial management positions including CFO of Gaming Partners International Corporation, a publicly held, international gaming supply company, from December 2002 until August 2006.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

        The following table sets forth, as of November 9, 2007, the number and percentage of outstanding shares of our common stock, which, according to information supplied to us, are beneficially owned by: (i) each person who is a beneficial owner of more than 5.00% of our outstanding common stock; (ii) each of our directors, and named executive officers individually; and (iii) all of our current directors and executive officers as a group. Under SEC rules, a person is deemed a beneficial owner of our common stock with respect to which he or she has or shares voting power (which includes the power to vote or to direct the voting of the security), or investment power (which includes the power to dispose of, or to direct the disposition of, the security).

        A person is also deemed the beneficial owner of shares with respect to which he or she could obtain voting or investment power within 60 days of November 9, 2007 (such as upon the exercise of options or warrants). The percentage of outstanding common stock represented by each named person's stock ownership assumes the exercise by that person of all stock options that are exercisable within 60 days of November 9, 2007 but does not assume the exercise of stock options by any other persons. The percentage of outstanding common stock represented by the stock ownership of all directors and executive officers as a group assumes the exercise by all members of that group of their respective stock options that are exercisable within 60 days of November 9, 2007, but does not assume the exercise of options by any persons outside of that group.

        Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by them. The address of each person named in the table is c/o American Wagering, Inc., 675 Grier Drive, Las Vegas, Nevada 89119.

Name	Number of Shares	Percentage of Outstanding Shares
Victor J. Salerno(1)	2,488,054	29.51%
Judy Zimbelmann(2)	1,004,200	11.98%
Robert R. Barengo(3)	531,300	6.34%
W. Larry Swecker(4)	27,900	0.33%
Bruce Dewing(5)	145,600	1.72%
Melody Sullivan(6)	0	0%
All directors and executive officers as a group(7)	4,197,054	49.10%

(1)
Mr. Salerno has 50,000 in vested stock options that he has the right to exercise to acquire shares within the next 60 days, (January 8, 2008) which are included in the table above.

(2)
Ms. Zimbelmann has 3,000 in vested stock options that she has the right to exercise to acquire shares within the next 60 days, (January 8, 2008) which are included in the table above.

(3)
Mr. Barengo has 6,300 in vested stock options that he has the right to exercise to acquire shares within the next 60 days, (January 8, 2008) which are included in the table above.

(4)
Mr. Swecker has 7,900 in vested stock options that he has the right to exercise to acquire shares within the next 60 days, (January 8, 2008) which are included in the table above.

(5)
Mr. Dewing and his wife share the voting and investment power with respect to 44,800 shares included above. Mr. Dewing has 100,800 in vested stock options that he has the right to exercise to acquire shares within the next 60 days, (January 8, 2008) which are included in the table above.

(6)
Ms. Sullivan does not beneficially own any of our shares and none of her options have vested or will vest within the next 60 days, (January 8, 2008).

(7)
Our current directors and executive officers as a group have options for 168,000 shares, which they can exercise within the next 60 days (by January 8, 2008). Those shares are included in the table above.

Equity Compensation Plan Information

        The following table provides information regarding the securities underlying outstanding options and securities remaining available for issuance under our equity compensation plans as of January 31, 2007.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighed-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2001 Stock Option Plan	737,749		$1.89	180,317
Directors Stock Option Plan	20,000		$1.30	—
Equity compensation plans not approved by security holders	None	(1)	None	None
Total	757,749		$1.87	180,317

(1)
Stock options to purchase an aggregate of 20,000 shares under the Directors Stock Option Plan were granted, subject to stockholder ratification and approval. See Proposal 3 above.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC certain reports regarding their stock ownership ("Section 16(a) Reports"). Such persons are required to furnish us with copies of all Section 16(a) Reports they file. Based solely on our review of such reports (and amendments thereto) that were furnished to us and written representations made to us by reporting persons in connection with certain of these reporting requirements, we believe that all the reporting persons met their Section 16(a) reporting obligations on a timely basis during our last fiscal year, except as follows: Robert Barengo made a late Form 4 filing to report stock options that we granted to him on August 7, 2006 and Judith Zimbelmann made a late Form 4 filing to report her exercise of stock options on August 3, 2006. We have also determined that on July 2006, there was a late filing of a Form 4 by W. Larry Swecker to report his purchase of shares on October 31, 2001.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY SAID DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to American Wagering, Inc.'s audited consolidated financial statements for the fiscal year ended January 31, 2007.

        The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management. The Audit Committee has discussed with Piercy Bowler Taylor & Kern ("PBTK"), the Company's independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements. The Audit Committee has also received written disclosures and the letter from PBTK required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with PBTK their independence from the Company.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended January 31, 2007.

AUDIT COMMITTEE
Robert Barengo, Chairman W. Larry Swecker Judith L. Zimbelmann

INDEPENDENT REGISTERED AUDITOR

        Our Audit Committee selected and our Board of Directors approved the firm of Piercy Bowler Taylor & Kern ("PBTK") as our independent registered accounting firm to audit our annual consolidated financial statements and perform quarterly financial statement review services for the fiscal year ended January 31, 2007. PBTK previously performed similar audit and review services for the years ended January 31, 2006, 2005, 2004, 2003, 2002 and 2001. PBTK's primary offices are located at 6100 Elton Avenue, Suite 1000, Las Vegas, Nevada, 89107.

        Audit Committee's pre-approval of engagement.    Our policy is that before we engage our principal accountants annually to render audit or non-audit services, the engagement is reviewed and approved by our Audit Committee. All of our principal accountants' services for which we paid tax-related fees or other non-audit fees for our last two fiscal years, as described below, were within the scope of the engagement that our Audit Committee approved before we entered into the engagement.

        Total fees.    Total fees paid and accrued to PBTK are as follows:

	Year Ending January 31,
Service Provided
	2007	2006
Audit Service Fees	$95,432	$68,616
Tax Service Fees	22,648	16,140
Other Fees	15,434	12,179

Total	$133,514	$96,935

        Audit Service Fees.    The aggregate fees for audit services were for the audits of our annual consolidated financial statements and review of our quarterly consolidated financial statements. There were no Audit Related Services.

        Tax Fees.    The aggregate fees for tax services were for professional services relating to tax compliance, tax advice, and tax planning.

        Other Fees.    The aggregate Other Fees were for audits of our 401(k) plan and all gaming compliance audit services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Other than as set forth below, there have been no transactions during our last two fiscal years, nor are there any proposed transactions, to which we were or are to be a party, in which any of the following persons had or is to have a direct or indirect material interest:

  (a)
  any director or executive officer;

  (b)
  any person who beneficially owns more than 5% of our outstanding common stock; or

  (c)
  any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

        Our policy regarding related transactions requires that any director or executive officer who has an interest in any transaction disclose the presence and the nature of the interest to our Board of Directors prior to any approval of the transaction by our Board of Directors. The transaction may then be approved by a majority of our disinterested directors, provided that an interested director may be counted in determining the presence of a quorum at the meeting of our Board of Directors to approve the transaction. Our policy regarding compensation for directors and executive officers is that our Board of Directors may, without regard to personal interest, establish the compensation of directors for services in any capacity.

        Victor J. Salerno (our President, CEO, COO and Chairman of the Board of Directors) owns 8,900 shares of Series A Preferred Stock (5,662 regular shares and 3,238 redeemable shares). Judith Zimbelmann (one of our directors) owns 5,262 shares of Series A Preferred Stock (all regular shares).

        Holders of the Series A Preferred Stock are entitled to receive, upon declaration by our Board of Directors, cumulative cash dividends monthly at the annual rate of 10% per share. Interest at the annual rate of 10%, compounded annually, accrues on Series A Preferred Stock dividends that have accumulated but have not been paid. The Series A Preferred Stock is not convertible but is callable, in whole or (on a pro rata basis) in part, at any time at our option. There were no shares called during the fiscal years ending January 31, 2007 or 2006. The holders of Series A Preferred Stock are not entitled to vote (on a cumulative basis or otherwise) as a class or with our common stock upon any matters submitted to shareholders for a vote, except as mandated under Nevada law.

        In prior years, Mr. Salerno forwent his right to have shares redeemed when we made partial, pro rata calls of Series A Preferred Stock for redemption, but he retained the right to require the Company to redeem his pro rata number of shares upon demand. Those affected shares have been classified as "Redeemable Series A Preferred Stock" in the liabilities section of our Consolidated Balance Sheet, and may be put to us by Mr. Salerno for redemption at any time. As of January 31, 2007, the amount of Series A Preferred Stock that may be put to us by Mr. Salerno for immediate redemption (without prior approval by our Board of Directors) is $323,800 (3,238 shares). When we and Leroy's filed Chapter 11 Petitions, this Redeemable Series A Preferred Stock became subject to compromise under the Bankruptcy Code. (Under the Bankruptcy Code, the ordinary Series A Preferred Stock, which is classified in the equity section of our Consolidated Balance Sheet, was not designated as subject to compromise.) Pursuant to the Plan that we and Leroy's consummated on March 11, 2005 (the "Effective Date"), the Redeemable Series A Preferred Stock is no longer considered subject to compromise, and we will pay the redemption price in the ordinary course of business.

        From the filing of the Chapter 11 Petitions on July 25, 2003 through the Effective Date (March 11, 2005), dividends were accrued but not paid on the Series A Preferred Stock. The following table indicates the accruals and payments to the preferred shareholders through the Effective Date:

	PAID	ACCRUED	UNPAID
02/2003 through 07/2003	$72,195	$0	$0
08/2003 through 01/2004	$0	$71,392	$71,392
02/2004 through 01/2005	$0	$142,008	$213,400
02/2005	$0	$10,864	$224,264
03/11/2005	$226,241	$0	$0
03/12/2005 through 01/31/2006	$141,620	$0	$0
Fiscal 2007	$141,620	$0	$0

The payment on March 11, 2005 includes $1,977 of interest at the Federal Judgment Rate.

        In return for Mr. Salerno's personal guarantees of certain irrevocable letters of credit ("ILOCs") that we obtained to meet the Regulation 22.040 reserve requirement, we paid Mr. Salerno $8,750 on June 30, 2005. Those ILOCs have been replaced with a surety bond and we do not anticipate that personal guarantees from Mr. Salerno in regard to the reserve requirement will be required in the future.

        AWIG's acquisition of Sturgeon's was financed, in part, through a $300,000 loan from Victor and Terina Salerno under their Guaranty Agreement with the Company. The Guaranty Agreement provides for the Company to pay the Salernos interest at the rate of 10% per annum (payable monthly) on the outstanding portion of the loan and to reimburse them for finance charges, fees, payments and other expenses they incur under a personal revolving line of credit with their bank that they used to provide the funding. The Guaranty Agreement expires on February 16, 2011. The personal line of credit is secured by the Salernos' residence and provides for an interest rate of 0.5% below the prime rate published by The Wall Street Journal, adjusted annually. Terina Salerno is the spouse of Victor Salerno as well as General Counsel of AWI. From May 1, 2006 through November 7, 2007, the outstanding balance of the loan has been zero. During fiscal 2007, we paid the Salernos a total of $2,055 of interest under the Guaranty Agreement in addition to the $300,000 loan principal amount repayment. On November 8, 2007, the Board of Directors approved and authorized Victor and Terina Salerno to borrow $400,000 for the benefit of the Company pursuant to the terms of the Guaranty Agreement.

        We employ on a full-time basis Terina Salerno, the wife of Victor Salerno, as our General Counsel. For our fiscal years ended January 31, 2007 and 2006, her total annual compensation was $108,160 and $81,120, respectively.

        We employ on a full-time basis John Salerno, the son of Victor Salerno and Judith Zimbelmann, as a Vice President and gaming analyst of Leroy's. For our fiscal years ended January 31, 2007 and 2006 his total annual compensation was $45,200 and $44,000, respectively.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

        We anticipate that the release date for our proxy statement and form of proxy for our next annual meeting of shareholders will be November 19, 2008. The deadline for submitting shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independently of our proxy statement and form of proxy will be considered untimely is 60 days prior to November 19, 2008.

GENERAL

        Our 2007 Annual Report on Form 10-KSB/A, containing audited consolidated financial statements but without exhibits, accompanies this proxy statement. The Form 10-KSB/A as filed with the SEC including exhibits is available on our website at www.americanwagering.com. Stockholders may also obtain a copy of the Form 10-KSB/A, without charge, upon written request to:

AMERICAN WAGERING, INC.
Attn: Corporate Secretary
675 Grier Drive
Las Vegas, Nevada 89119
Fax: 702-735-0142

        As of the date of this proxy statement, our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the Annual Meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

By Order of the Board of Directors

John Salerno, Secretary

Las Vegas, Nevada
November 30, 2007

Appendix A

AMERICAN WAGERING, INC.
AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN

1.     Definitions

        As used in this Plan, the following definitions apply to the terms indicated below:

  a.
  "Board" means the Board of Directors of the Company.

  b.
  "Committee" means the Compensation and Stock Option Committee appointed by the Board from time to time to administer the Plan. The Committee shall consist of at least two persons, who shall be directors of the Company.

  c.
  "Company" means American Wagering, Inc., a Nevada corporation.

  d.
  "Director" means a member of the Board who is not an employee of the Company.

  e.
  "Fair Market Value" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading, or if not so reported, the mean between the highest and lowest quoted trading prices of a Share if traded on a national market system, or the mean between the highest asked price and the lowest bid price as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

  f.
  "Grantee" means a person to whom an Option is granted.

  g.
  "Option" means a right to purchase Shares under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Committee may adopt for general use or for specific cases from time to time.

  h.
  "Plan" means this American Wagering, Inc. Directors Stock Option Plan, including any amendments to the Plan.

  i.
  "Share" means a share of the Company's common stock, par value $.01 per share, either now or hereafter owned by the Company as treasury stock or authorized but unissued.

  j.
  As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

2.     Purpose

        The purposes of the Plan are as follows:

  A.
  To secure for the Company and its shareholders the benefits arising from share ownership by Directors. The Plan is intended to provide an incentive to Directors by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

  B.
  To enable the Company and its Subsidiaries to obtain and retain the services of Directors, by providing Directors with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

3.     Plan Adoption and Term

  A.
  This Plan shall become effective upon its adoption by the Board, and Options shall be issued from time to time thereafter; provided, however, that the Plan shall be submitted to the Company's shareholders for their approval at the next annual meeting of shareholders, or prior thereto at a special meeting of shareholders expressly called for such purpose; and provided further, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption of the Plan. If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan or by the unanimous written consent of all shareholders of the Company, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

  B.
  Subject to the provisions hereafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect until the close of business on April 30, 2011. No Options may be granted hereunder after the close of business on April 30, 2011.

4.     Administration of Plan

  A.
  This Plan shall be administered by the Committee. Except as otherwise expressly provided in the Plan, the Committee shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

  B.
  No member of the Committee shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

  C.
  Any power granted to the Committee may at any time be exercised by the Board, and any determination by the Committee shall be subject to review and reversal or modification by the Board on its own motion.

5.     Options

  A.
  Subject to adjustment as provided in Paragraph 12 hereof, (i) an Option shall be granted to each Director on the last business day of each fiscal year of the Company for the purchase of 400 Shares and (ii) an Option(s) shall be granted on a one-time basis to the Grantees in the amount and upon the terms set forth in Exhibit A attached hereto.

  B.
  Subject to adjustment as provided in Paragraph 12 hereof, Options may be granted pursuant to the Plan for the purchase of not more than an aggregate of 40,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

6.     Option Price

  The purchase price per Share deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share on the date the Option is granted.

7.     Duration of Options

  Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date ten (10) years from the date on which the Option was granted. Options shall be subject to termination before their expiration date as provided herein.

8.     Conditions Relating to Exercise of Options

  A.
  The Shares subject to any Option may be purchased at any time during the term of the Option beginning on the first anniversary date of the date of the grant of such Option. To the extent an Option is not exercised when it becomes initially exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

  B.
  No Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or by his or her guardian or legal representative.

  C.
  Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the right of survivorship. Such certificates shall be delivered as soon as practical following the date the Option is exercised.

  D.
  An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check or by delivering to the Company:

  (1)
  Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by the Grantee having a Fair Market Value equal to the purchase price; or

  (2)
  A notarized statement attesting to ownership of the number of Shares which are intended to be used at Fair Market Value to pay the purchase price, with the certificate number(s) thereof, and requesting that only the incremental number of Shares as to which the Option is being exercised be issued by the Company.

  E.
  Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan, may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Shares represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent of the Company.

  F.
  Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange or national market or automated quotation system on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Committee in its sole discretion may deem necessary or advisable.

  G.
  Each Option shall be subject to the requirement that if the Committee shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange, national market, or automated quotation system or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Committee.

9.     Effect of Termination of Directorship or Death

  A.
  In the event of termination of a Grantee's status as a Director by reason of the Grantee's death or disability, or in the event any transaction occurs whereby a substantial portion of the assets of Company are transferred, exchanged or sold to a non-affiliated third party and Grantee's status as a Director is terminated or in the event any person (including, without limitation, any individual, partnership or corporation) other than Victor Salerno or any of his affiliates, becomes the owner directly or indirectly of securities of the Company (or its parent company) representing thirty-five percent (35%) or more of the combined voting power of the Company's (or its parent's, as the case may be) securities then outstanding, and Grantee's status as a Director is terminated, any outstanding Option held by the Grantee shall, notwithstanding the extent to which such Option was exercisable prior to such termination, immediately became exercisable as to the total number of Shares purchasable thereunder. Any such Option shall remain so exercisable at any time prior to is expiration date or, if earlier, only until the first anniversary of termination of the Grantee's status as a Director.

  B.
  In the event of termination of a Grantee's status as a Director for any reason other than as set forth in Paragraph 9A, any outstanding Option held by such Grantee shall remain exercisable at any time prior to its expiration date or, if earlier, only until the date thirty days after the termination of Director status.

  C.
  Whether an authorized leave of absence or absence in military or government service shall constitute termination of status as a Director shall be determined by the Committee.

10.   No Special Rights

  Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her status as a Director or interfere in any way with the right of the Company at any time to terminate such status or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

11.   Rights as a Shareholder

  The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

12.   Anti-dilution Provision

  A.
  In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, there will be a proportionate adjustment in the number of Shares subject to unexercised Options (but without adjustment to the aggregate option price).

  B.
  In the event of any kind of transaction which may constitute a change in control of the Company, the Committee, with the approval of the majority of the members of the board who are not then holding Options, may modify any and all outstanding Options so as to accelerate, as a consequence of or in connection with such transaction, a Grantee's right to exercise any such Option.

13.   Amendment of the Plan

  The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (1) without shareholder approval, the Board may not (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation under the Plan; and (2) the Plan provisions governing the amounts and purchase prices of Shares and the requirements as to eligibility for participation may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

  The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an Option previously granted to him or her.

14.   Miscellaneous

  A.
  It is expressly understood that this Plan grants powers to the Committee but does not require their exercise; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

  B.
  All expenses of the Plan, including the cost of maintaining records, shall be borne by Company.

15.   Governing Law

  This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada.

Exhibit A

One Time Grants under the Directors Stock Option Plan

Date	Granted to	Number of Shares	Terms
08/31/2005	Robert R. Barengo	3,800	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 31, 2006); expires on August 31, 2015
08/31/2005	W. Larry Swecker	3,800	$2.00 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 31, 2006); expires on August 31, 2015
08/07/2006	Robert R. Barengo	5,000	$1.50 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 7, 2007); expires on August 7, 2011
08/07/2006	W. Larry Swecker	5,000	$1.50 exercise price per share; fully exercisable over a 2-year vesting schedule (50% per year commencing August 7, 2007); expires on August 7, 2011

AMERICAN WAGERING, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, December 19, 2007
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of American Wagering, Inc. (the Company) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-KSB/A in connection with the Annual Meeting of the Company to be held at American Wagering, Inc., 675 Grier Drive, Las Vegas, Nevada, on Wednesday, December 19, 2007, at 9:00 o'clock in the morning, Pacific Time, and hereby appoints Terina Salerno and Melody Sullivan and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof. The proxies are instructed to vote as specified on the reverse side hereof:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN WAGERING, INC.
December 19, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:
1.	Election of Directors:
☐	FOR ALL NOMINEES	☐ Robert Barengo ☐ Bruce Dewing ☐ Victor J. Salerno ☐ W. Larry Swecker ☐ Judith Zimbelmann
☐	WITHOUT AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
		FOR	AGAINST	ABSTAIN
2.	RATIFICATION AND APPROVAL OF AMENDMENTS TO THE DIRECTORS STOCK OPTION PLAN.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	RATIFICATION OF PREVIOUS STOCK OPTION GRANTS.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFICATION OF THE APPOINTMENT OF PIERCY BOWLER TAYLOR & KERN AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2008.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
The shares represented by this proxy will be voted as specified. If no specification is made, the shares represented by this proxy will be voted in favor of the nominee listed, and in the discretion of the proxies, on other matters that may properly come before the annual meeting and any adjournment thereof.
Signature of Stockholder	Date

Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.